Summary of Significant Accounting Policies - Schedule of Capitalized and Debt Portion of AFUDC (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Public Utilities, Allowance for Funds Used During Construction, Net Increase [Abstract]
Debt portion	$ 1,175	$ 1,666	$ 1,228
Equity portion	2,289	3,008	1,995
AFUDC capitalized as part of utility plant	$ 3,464	$ 4,674	$ 3,223
AFUDC rate	7.35%	7.32%	7.73%